FORWARD FUNDS, INC.

  Forward Hansberger International Growth Fund
  Forward Hoover Small Cap Equity Fund
  Forward Uniplan Real Estate Investment Fund

Prospectus dated May 1, 2002
as amended January 1, 2003

This Prospectus describes three portfolios offered by Forward Funds, Inc. (the "Company").

The Forward Hansberger International Growth Fund and Forward Hoover Small Cap Equity Fund are diversified portfolios that are designed for investors desiring high total return (capital appreciation and income). The Forward Uniplan Real Estate Investment Fund is a non-diversified portfolio and is designed for investors primarily seeking income with capital appreciation as a secondary goal. Forward Funds, Inc. also offers three portfolios not discussed in this Prospectus. These funds are offered by separate prospectuses, which are available upon request.

Our Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. Our Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in our Funds are not bank deposits; they are not insured by the FDIC, the federal government or any other agency.

You should understand that an investment in our Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
   FORWARD HANSBERGER INTERNATIONAL GROWTH
   FUND.................................................................   1
      Objective.........................................................   1
      Principal Investment Strategies - Investing in International
        Growth Securities...............................................   1
      What are the Principal Risks of Investing in the Forward
        Hansberger International Growth Fund?...........................   2
      Performance History...............................................   4
      Fund Fees and Expenses............................................   5
   FORWARD HOOVER SMALL CAP EQUITY FUND.................................   8
      Objective.........................................................   8
      Principal Investment Strategy - Investing in Equity Securities of
        Companies with Small Market Capitalization......................   8
      What are the Principal Risks of Investing in the Forward
        Hoover Small Cap Equity Fund?...................................   9
      Performance History...............................................  10
      Fund Fees and Expenses............................................  11
   FORWARD UNIPLAN REAL ESTATE INVESTMENT FUND..........................  13
      Objective.........................................................  13
      Principal Investment Strategies - Investing in Equity Securities
        of Real-Estate Focused Companies................................  13
      What are the Principal Risks of Investing in the Forward
        Uniplan Real Estate Investment Fund?............................  14
      Performance History...............................................  16
      Fund Fees and Expenses............................................  17
   ADDITIONAL INVESTMENT STRATEGIES AND RISKS...........................  19

              MANAGEMENT OF THE FUNDS........................ 22
              VALUATION OF SHARES............................ 25
              PURCHASING SHARES.............................. 26
                 How to Buy Shares........................... 26
              ABOUT YOUR PURCHASE............................ 28
              EXCHANGE PRIVILEGE............................. 29
              REDEEMING SHARES............................... 30
                 Signature Guarantee......................... 30
                 By Wire Transfer............................ 31
                 By Telephone................................ 32
                 By Mail..................................... 32
                 By Systematic Withdrawal.................... 33
                 Payments to Shareholders.................... 33
              INTERNET TRANSACTIONS.......................... 34
              DISTRIBUTION AND SHAREHOLDER SERVICE PLANS..... 34
              DIVIDENDS AND TAXES............................ 35
                 Federal Taxes............................... 35
                 Investment in Real Estate Investment Trusts. 36
              GENERAL INFORMATION............................ 37
                 Shareholder Communications.................. 37
              FINANCIAL HIGHLIGHTS........................... 38

                 FORWARD HANSBERGER INTERNATIONAL GROWTH FUND

Objective

The Forward Hansberger International Growth Fund seeks to achieve high total return (capital appreciation and income).

Principal Investment Strategies - Investing in International Growth Securities

The Forward Hansberger International Growth Fund seeks to achieve its investment objective by investing primarily (at least 65% of assets) in the equity securities (common, preferred and convertible securities) of companies organized or located outside of the United States. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund will not invest more than 25% of its assets in emerging markets. The Fund will primarily invest in common stock.

The Forward Hansberger International Growth Fund invests a substantial amount of its assets in foreign investments which are denominated in other currencies besides the U.S. dollar and can be affected by fluctuations in exchange rates.

For hedging purposes and to reduce the risks of fluctuating exchange rates, the Fund may enter into forward foreign currency exchange contracts, which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund "locks in" an exchange rate. For hedging purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund's sub-adviser generally chooses not to hedge the Fund's currency exposure.

The Fund's sub-adviser anticipates following a flexible investment policy that will allow it to select those investments best suited to achieve the Fund's investment objective over the long term. The Fund's sub-adviser uses a disciplined, long-term approach to international investing. It has an extensive global network of investment research sources and focuses primarily on identifying successful companies that have favorable, anticipated long-term growth prospects. Securities are selected on the basis of fundamental company-by-company analysis. In choosing equity instruments, the Fund's sub-adviser typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential. In addition, a company's valuation measures, including, but not limited to, price/earnings ratio and price/book ratio, are customarily considered. The sub-adviser generally sells a security if the sub-adviser's price target is met, the company's fundamentals change or if the portfolio is fully invested and a better investment opportunity arises. There are no limitations on the size of the companies in which the Fund may invest.

What are the Principal Risks of Investing in the Forward Hansberger International Growth Fund?

As with any investment, an investment in the Forward Hansberger International Growth Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hansberger International Growth Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hansberger International Growth Fund.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

.. Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-adviser generally chooses not to hedge the Fund's currency exposure.

.. Common Stocks

The Forward Hansberger International Growth Fund invests primarily in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. The Fund's sub-adviser follows a style of management focused on growth at a price believed reasonable based upon such factors as price-to-earnings valuations given varying growth rates or anticipated growth rates. If the market does not come to share the sub-adviser's assessment of an investment's long-term growth, the Fund may underperform other mutual funds or international stock indices.

Performance History

The chart below shows the Fund's annual total return for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

                                  1999      25.15%
                                  2000     -12.56%
                                  2001     -20.94%


Best Quarter (12/31/01)         15.33%
Worst Quarter (9/30/01)        (21.15)%

    Average Annual Total Returns (For
    the periods ended December 31, 2001)  1 Year  Since Inception (10/1/98)
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

    Forward Hansberger International
      Growth Fund/1/
    Return Before Taxes                  (20.94)%           (0.63)%
    Return After Taxes on Distributions* (20.94)%           (0.84)%
    Return After Taxes on Distributions
      and Sale of Fund Shares*           (12.75)%           (0.58)%
    Morgan Stanley All Country
      World Index Free ex-USA/2/         (20.98)%            0.63%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------

1 Hansberger Global Investors, Inc. has been the Fund's sub-adviser since March 6, 2000. Prior to this time the Fund was managed by a different sub-adviser.

2 The Morgan Stanley All Country World Index Free ex-USA is an unmanaged index comprised of 47 developed and developing market countries and does not include the United States. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hansberger International Growth Fund.

Shareholder Fees

As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, in certain instances, you may be charged a transaction fee if you purchase shares by check ($1.50) or wire transfer ($8.00) or if you redeem shares by mail ($1.00) or wire transfer ($8.00).


               Shareholder Fees:
                 (fees paid directly from your investment)
               ---------------------------------------------------
               Redemption Fee on shares sold or exchanged
               (as a percentage of amount redeemed) within
                 60 days of purchase                       2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

             Annual Fund Operating Expenses:
              (expenses that are deducted from Fund assets)
             ------------------------------------------------------
             Management Fee                                  0.85%
             ------------------------------------------------------
             Distribution (12b-1) Fees/1/                    0.23%
             ------------------------------------------------------
             Other Expenses                                  1.58%
             ------------------------------------------------------
             Total Annual Fund Operating Expenses            2.66%
             ------------------------------------------------------
             Fee Waiver/2/                                  (0.67)%
             ------------------------------------------------------
             Net Expenses                                    1.99%
             ------------------------------------------------------

--------------

1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

2 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.99% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This example is intended to help you compare the costs of investing in the Forward Hansberger International Growth Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Forward Hansberger International Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Forward Hansberger International Growth Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year........ $  202
                              3 Years....... $  763
                              5 Years....... $1,350
                             10 Years....... $2,944

                     FORWARD HOOVER SMALL CAP EQUITY FUND

Objective

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalization

The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of the Fund's assets in the common stock of small capitalization companies. The Fund currently intends that the market capitalization of these companies shall be no larger than $2 billion at the time of initial purchase. The Forward Hoover Small Cap Equity Fund may also invest up to 20% of its assets in foreign investments. The Forward Hoover Small Cap Equity Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non U.S. country to 5% of its assets.

In making its investments, the Fund's sub-adviser seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-adviser attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-adviser's investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments. The sub-adviser is not required to sell a stock for which the market capitalization exceeds $2 billion although it may do so. The sub-adviser generally sells a security if the sub-adviser's price target is met, the security becomes over-valued in the opinion of the sub-adviser, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Hoover Small Cap Equity Fund?

As with any investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hoover Small Cap Equity Fund invests may decrease in value, the net asset value of the Forward Hoover Small Cap Equity Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hoover Small Cap Equity Fund.

.. Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Common Stocks

The Fund invests in the equity securities of companies, which expose the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The chart below shows the Fund's annual total return for the Investor Class Shares for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

1999     7.03%
2000    17.88%
2001     4.27%


Best Quarter (12/31/01)                                                22.07%
Worst Quarter (9/30/01)                                                (16.75)%

    Average Annual Total Returns (For the
    periods ended December 31, 2001)      1 Year  Since Inception (10/1/98)
    ===================================== ======  ========================

    Forward Hoover Small Cap Equity Fund
      Investor Class/1/
    Return Before Taxes                     4.27%          13.27%
    Return After Taxes on Distributions*    4.14%          13.16%
    Return After Taxes on Distributions
      and Sales of Fund Shares*             2.72%          10.88%
    Russell 2000(R) Index/2/                1.31%          10.01%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
-------------
1 Institutional Class shares do not have any record of performance since they had not been offered for sale as of December 31, 2001. Institutional Class shares commenced operations on June 6, 2002.

2 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees

As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, in certain instances, you may be charged a transaction fee if you purchase shares by check ($1.50) or wire transfer ($8.00), or if you redeem shares by mail ($1.00) or wire transfer ($8.00).


  Shareholder Fees: (fees paid directly from your investment)
----------------------------------------------------------------------------------
  Redemption Fee on shares sold or exchanged                                 2.00%
   (as a percentage of amount redeemed) within
   60 days of purchase

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

         Annual Fund Operating Expenses:
           (expenses that are deducted from      Investor Institutional
           Fund assets)                          Class    Class/3/
         --------------------------------------------------------------
         Management Fee                           1.05%       1.05%
         --------------------------------------------------------------
         Distribution (12b-1) Fees/1/             0.12%        n/a
         --------------------------------------------------------------
         Other Expenses                           0.61%       0.58%
         --------------------------------------------------------------
         Total Annual Fund Operating Expenses/2/  1.78%       1.63%
         --------------------------------------------------------------

-------------

1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets for the Investor Class may be used to pay distribution fees.

   The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the average net assets of the Investor Class could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses."

2 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.99% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

3 These expenses are estimated as the Institutional Class shares had not commenced operations as of the date of this prospectus. Institutional Class shares commenced operations on June 6, 2002.

Example

This example is intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in either the Investor Class or Institutional Class of the Forward Hoover Small Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         Investor Class Institutional Class
                                         -------------- -------------------
1 Year..................................     $  181           $  166
3 Years.................................     $  560           $  514
5 Years.................................     $  964           $  887
10 Years................................     $2,095           $1,933

                  FORWARD UNIPLAN REAL ESTATE INVESTMENT FUND

Objective

The Forward Uniplan Real Estate Investment Fund seeks income with capital appreciation as a secondary goal.

Principal Investment Strategies - Investing in Equity Securities of Real-Estate Focused Companies

The Forward Uniplan Real Estate Investment Fund invests in real estate securities, including common stock and units of beneficial interest of real estate investment trusts, preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. The Fund expects to invest at least 65% of assets in these securities and up to 35% of its assets in debt securities issued or guaranteed by real estate companies. A real estate investment trust or "REIT" is a company which primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year. REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. Income is produced through commercial real estate ownership and finance.

For the purpose of the Forward Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund's sub-adviser expects that the Fund's investments in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole. There are no size limitations on the companies in which the Fund invests. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenues come principally from rent.

Prior to selecting specific investments for the Fund, the Fund's sub-adviser generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the

Fund's sub-adviser compiles a profile of supply and demand factors including:
(1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's sub-adviser uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's sub-adviser then proceeds to select investments that attempt to take advantage of those factors. The Fund's sub-adviser generally sells a security if the security becomes over-valued in the opinion of the sub-adviser, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Uniplan Real Estate Investment Fund?

As with any investment, an investment in the Forward Uniplan Real Estate Investment Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Uniplan Real Estate Investment Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Uniplan Real Estate Investment Fund.

..  Real Estate Securities and Real Estate Investment Fund Risks

Because the Forward Uniplan Real Estate Investment Fund concentrates its investments on opportunities in the real estate industry, the Forward Uniplan Real Estate Investment Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust's sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

The Forward Uniplan Real Estate Investment Fund is also a non-diversified fund which means it is not subject to a limit on the percentage of its assets that may be invested in the securities of a single issuer. This increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund must, however, comply with tax diversification laws which require it to be diversified with respect to at least half of its assets.

..  Common Stocks

The Forward Uniplan Real Estate Investment Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The chart below shows the Fund's annual total return for the year indicated, together with the best and worst quarters during that year. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

                                  2000      29.21%
                                  2001      11.31%


Best Quarter  (6/30/00) 11.43%
Worst Quarter (3/31/01) (1.03)%

    Average Annual Total Returns (For
    the periods ended December 31, 2001)  1 Year  Since Inception (5/10/99)
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

    Forward Uniplan Real Estate
      Investment Fund
     Return Before Taxes                   11.31%          10.63%
    Return After Taxes on Distributions*    8.73%           8.37%
    Return After Taxes on Distributions
      and Sale of Fund Shares*              6.86%           7.36%
    NAREIT Equity Index/1/                 13.93%          10.94%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------

1 The National Association of Real Estate Investment Trusts is the national trade association for real estate companies. The index is unmanaged and investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Uniplan Real Estate Investment Fund.

Shareholder Fees

As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, in certain instances, you may be charged a transaction fee if you purchase shares by check ($1.50) or wire transfer ($8.00), or if you redeem shares by mail ($1.00) or wire transfer ($8.00).

             Shareholder Fees:
              (fees paid directly from your investment)
             -----------------------------------------------------
             Redemption Fee on shares sold or exchanged      2.00%
               (as a percentage of amount redeemed) within
               60 days of purchase

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

             Annual Fund Operating Expenses:
               (expenses that are deducted from Fund assets)
            --------------------------------------------------------
             Management Fee                                   0.85 %
            --------------------------------------------------------
             Distribution (12b-1) Fees/1/                     0.20 %
            --------------------------------------------------------
             Other Expenses                                   1.18 %
            --------------------------------------------------------
             Total Annual Fund Operating Expenses             2.23 %
            --------------------------------------------------------
             Fee Waiver/2/                                   (0.24)%
            --------------------------------------------------------
             Net Expenses                                     1.99 %

-------------

1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

2 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.99% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This example is intended to help you compare the costs of investing in the Forward Uniplan Real Estate Investment Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Forward Uniplan Real Estate Investment Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year........................ $  202
                     3 Years....................... $  674
                     5 Years....................... $1,173
                     10 Years...................... $2,546

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the Forward Funds.

.. Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Fund may not follow its principal investment strategy and may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on each Fund's ability to achieve its investment objective.

.. Portfolio Turnover

Although each Fund's sub-adviser seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-adviser believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable dividends and distributions being paid to shareholders.

.. Derivatives

Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The investment adviser and sub-advisers take these risks into account in their management of the Funds.

Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

.. Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities which cannot be disposed of in the ordinary course of business at the normal value of the securities.

.. Debt Securities

Debt securities in which the Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

.. Investment Grade Debt Securities and High Yield ("Junk") Bonds

Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub- adviser. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. Except for the Forward Hoover Small Cap Equity Fund which does not expect to invest more than 10% of its total assets in these types of securities, the Funds do not anticipate investing more than 5% of their total assets in these types of securities.

.. When-Issued and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

.. Certain Other Strategies

All of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Funds may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                            MANAGEMENT OF THE FUNDS

Investment Adviser

Forward Management, LLC ("Forward Management," formerly known as Webster Investment Management Company, LLC) serves as investment adviser to each Fund. Forward Management is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of different sub-advisers with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, Suite 1010, San Francisco, California 94104.

Forward Management has the authority to manage the Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisers for all of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since September 1998 and the Funds are its principal investment advisory clients.

Each Fund pays an advisory fee to Forward Management for its services as investment adviser. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

     Fund                        Advisory Fee Paid to Adviser by Fund
     ----------------------------------------------------------------------
     Forward Hansberger
       International Growth Fund 0.85% up to $50 million
     (after March 6, 2000)       0.75% over $50 million up to $100 million
                                 0.65% over $100 million up to $250 million
                                 0.60% over $250 million up to $500 million
                                 0.55% over $500 million

     Forward Hoover Small Cap    1.05%
       Equity Fund

     Forward Uniplan Real Estate 0.85% up to $100 million
       Investment Fund           0.80% over $100 up to $500 million
                                 0.70% over $500 million

For the fiscal year ended December 31, 2001, the Funds paid the following aggregate advisory fees: the Forward Hansberger International Growth Fund 0.85%, the Forward Hoover Small Cap Equity Fund 1.05% and the Forward Uniplan Real Estate Investment Fund 0.85%.

The Funds pay these advisory fees to Forward Management, which in turn pays each sub-adviser a sub-advisory fee. Daily investment decisions are made by the sub-adviser to each Fund, whose investment experience is described below.

Sub-Advisers

The sub-advisers manage the Funds and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of Forward Funds, Inc.'s Board of Directors and in accordance with the investment objectives, policies and restrictions of the Funds.

Forward Hansberger International Growth Fund

Hansberger Global Investors, Inc. ("HGI") serves as the sub-adviser to the Forward Hansberger International Growth Fund. HGI, a wholly-owned subsidiary of Hansberger Group, Inc., with its principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida 33301, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2001, HGI had approximately $2.8 billion in assets under management. The Forward Hansberger International Growth Fund is team-managed and the portfolio team includes Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA and Patrick Tan.

Forward Hoover Small Cap Equity Fund

Hoover Investment Management Co., LLC ("Hoover") serves as sub-adviser for the Forward Hoover Small Cap Equity Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2001, Hoover managed $653 million in the small-capitalization sector for institutional and individual investors. Hoover was founded in 1997 by Irene G. Hoover, the Fund's portfolio manager. Ms. Hoover is the managing member of Hoover and has over 23 years of investment management experience.

From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

Forward Uniplan Real Estate Investment Fund

Uniplan Real Estate Advisors, Inc. ("Uniplan") serves as sub-adviser for the Forward Uniplan Real Estate Investment Fund. Uniplan is a wholly-owned subsidiary of Uniplan Holdings, Inc. Uniplan is located at 8112 W. Blue Mound Road, Suite 101, Milwaukee, Wisconsin 53213-3356. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2001, Uniplan and its affiliates managed and advised approximately $300 million in assets. Uniplan has been in the business of providing investment advisory services for over 15 years. Mr. Richard Imperiale is the Portfolio Manager for the Fund. He has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

                              VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV"). The NAV of each Fund is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares.

The Fund has a policy that contemplates the use of fair value pricing when market prices are unavailable as well as under special circumstances, such as
(i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

The NAV per share of each Fund fluctuates as the market value of that Fund's investments changes. NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. A Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board of Directors.

                               PURCHASING SHARES

How to Buy Shares:

  Investor Shares

  Purchase Choices:

  .  Through your financial adviser
  .  Through our Distributor
  .  By Internet, Mail, Telephone or Wire

Individual investors can choose from the following methods to purchase shares of a Fund. Individual investors can purchase shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds, or through the Distributor directly. In addition, shares of the Funds can be purchased at any time via the Internet, mail, telephone or wire. There are no initial sales loads for shares of the Funds.

  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts
  .  $1,000 for retirement accounts
  .  $500 for Accumulation Plan Investments

  Accumulation Plan:

Forward Funds offers an Accumulation Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking account or savings account on the last business day of each month. Please telephone 800-999-6809 if you would like more information.

Subsequent investments for all Funds and classes require a minimum of $100 unless you have enrolled in an Accumulation Plan. Broker-dealers may charge their customers a transaction or service fee.

  Institutional Shares        These shares are offered to certain investors of
                              the Forward Hoover Small Cap Equity Fund.

Certain financial institutions, pension or 401(k) plans, or investment advisers or individuals purchasing $100,000 or more of shares of the Forward Hoover Small Cap Equity Fund may elect to purchase Institutional Class Shares. Authorized firms may charge for certain shareholder services and should furnish clients who own Institutional Class shares with a schedule explaining the fees.

The Fund has the discretion to waive or reduce any of the above minimum investment requirements.

                              ABOUT YOUR PURCHASE

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be the NAV next determined, but only if the dealer receives the order and transmits it to Forward Funds, Inc. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order before the daily pricing time, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed at that day's NAV. An order received after the pricing time on any Business Day is processed at the NAV determined as of the pricing time on the next Business Day of the Funds.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Forward Funds, Inc., the Distributor or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Forward Funds) with a completed and signed Account Application Form to Forward Funds, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. Call (800) 999-6809 for an Account Application Form. A completed investment application must indicate a valid taxpayer identification number and must be certified as your taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.

The issuance of shares is recorded on the books of the Fund electronically. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds, Inc. reserves the right to refuse any request to purchase shares of its Funds.

                              EXCHANGE PRIVILEGE

You can exchange your shares of any Fund for shares of any other Fund or with a money market fund. Please check with Forward Funds to determine which money market funds are available. The Institutional Class of shares are not exchangeable. There are generally no fees for exchanges. However, if you exchange your shares 60 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a fund upon 60 days' written notice.

Forward Funds, Inc. also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds, Inc. may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES

You may redeem your shares on any business day. Redemptions are priced at the net asset value per share next determined after receipt of a redemption request by the Distributor or Forward Funds, Inc. or its agents. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds, Inc. intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds, Inc. reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

If you sell or exchange your shares within 60 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Funds to compensate the Funds for the extra expense they incur because of short-term trading. In addition, the Funds hope that the fee will discourage short-term trading of their shares. The fee is currently waived for pension funds, endowments, other institutional funds and other shareholders investing through omnibus accounts due to certain economies associated with these accounts. However, the Fund reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) and for accounts that have been enrolled in the Accumulation Plan for more than 60 days. The redemption fee may be modified or discontinued at any time or from time to time.

Signature Guarantee

If the proceeds of the redemption are greater than $50,000, are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, your signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. A notary public cannot provide a signature guarantee. These signature guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine,
(2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

You can arrange for the proceeds of redemption to be sent by federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application Form. If a request for expedited wire redemption is received by Forward Funds, Inc. prior to the close of the NYSE the shares will be redeemed that day at the next determined net asset value and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds, Inc. for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, Forward Funds, Inc. will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (800) 999-6809 or by written instructions. Forward Funds, Inc. cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds, Inc. reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Forward Funds, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee will be charged by the Funds and the fee is specified for each Fund in the Expense Table.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds, Inc. to add it. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.

Forward Funds, Inc.'s Account Application Form provides that neither Forward Management, the Transfer Agent, the Sub-Advisers, Forward Funds, Inc. nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Funds' administrator. Forward Funds, Inc. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Funds by telephone, you may also mail the redemption request to Forward Funds, Inc.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 5184, Westborough, Massachusetts 01581-5184. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" includes banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934, as amended.

By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Fund account. The Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next business day) to your designated checking account or a check will be mailed to the address of record. No redemption fee will be imposed on such systematic withdrawals.

Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption.

At various times, Forward Funds, Inc. may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last ten (10) business days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of federal funds. Forward Funds, Inc. intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

                             INTERNET TRANSACTIONS

You may purchase and redeem shares of the Funds through the Internet. Please note that to purchase Fund shares you must be an existing shareholder of a Fund. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds, Inc. at (800) 999-6809 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds, Inc. web site at http://www.forwardfunds.com and follow the directions specified on the web site for transactions in Fund shares. General information about Forward Funds, Inc. and specific information about your accounts is also available on the web site.

                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Forward Funds, Inc. has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each Fund to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund's average daily net assets. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Forward Hoover Small Cap Equity Fund will not be subject to the Plan or any 12b-1 fees. Forward Funds, Inc. has adopted a Shareholder Service Plan with respect to the shares of each Fund. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund. Institutional Class shares of the Forward Hoover Small Cap Equity Fund are not subject to a Shareholder Service fee.

                              DIVIDENDS AND TAXES

The Forward Hansberger International Growth and Forward Hoover Small Cap Equity Funds expect to pay dividends of net investment income and capital gain distributions annually. The Forward Uniplan Real Estate Investment Fund expects to declare and pay income dividends monthly and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (800) 999-6809 or write us at Forward Funds, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184.

Federal Taxes

The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local or foreign tax consequences to you of investing in a Fund.

Each Fund will distribute all or almost all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will be the same for all of a Fund's shareholders. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate (currently, the maximum such rate is 20%).

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund's shares for shares of another fund, you may be treated as if you sold them and any gain on the transaction may be subject to federal income tax. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Investment in Real Estate Investment Trusts

The Forward Uniplan Real Estate Investment Fund plans to invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Forward Uniplan Real Estate Investment Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund's distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Forward Uniplan Real Estate Investment Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

                              GENERAL INFORMATION

Shareholder Communications

You may obtain current price, yield and other performance information on any of the Funds between the hours of 9:00 a.m. to 5:00 p.m. Eastern Standard time by calling (800) 999-6809 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports audited by independent accountants. If you have any questions about Forward Funds, Inc. write to Forward Funds, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184, or call toll free at (800) 999-6809.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Funds are offered only where the sale is legal.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance and other financial information for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investment in each Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, LLP, Forward Funds, Inc.'s independent accountants, for the year ended December 31, 2001 and by other independent accountants for the prior periods. The report of PricewaterhouseCoopers, LLP, along with the Funds' financial statements, are included in the Funds' Annual Report which was filed with the Securities and Exchange Commission on February 27, 2002 and is available upon request.

FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout the Period.

                                                                                     Forward Hansberger
                                                                                  International Growth Fund
                                                                            Year      Year      Year      Period
                                                                           Ended     Ended     Ended      Ended
                                                                          12/31/01  12/31/00  12/31/99 12/31/98/(a)/
Net Asset Value, Beginning of Period                                      $ 12.18   $ 13.93   $ 11.29    $ 10.00
Income/(loss) from Operations:
  Net investment income/(loss)                                              (0.04)    (0.12)     0.21       0.02
  Net realized and unrealized gain/(loss) on investments                    (2.51)    (1.63)     2.63       1.30
                                                                          -------   -------   -------    -------
     Total from Operations                                                  (2.55)    (1.75)     2.84       1.32
                                                                          -------   -------   -------    -------
Less Distributions:
  From net investment income                                                   --        --     (0.20)     (0.02)
  In Excess of net investment income                                           --        --        --      (0.01)
  From capital gains                                                           --        --        --         --
  Tax return of capital                                                        --        --        --         --
                                                                          -------   -------   -------    -------
     Total Distributions                                                       --        --     (0.20)     (0.03)
                                                                          -------   -------   -------    -------
Net increase/(decrease) in net asset value                                  (2.55)    (1.75)     2.64       1.29
                                                                          -------   -------   -------    -------
Net Asset Value, End of Period                                            $  9.63   $ 12.18   $ 13.93    $ 11.29
                                                                          =======   =======   =======    =======
Total Return                                                               (20.94)%  (12.56)%   25.15%     13.23%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)                                       $17,979   $22,763   $25,887    $23,170
Ratios to average net assets:
  Net investment income/(loss) including reimbursement/ waiver              (0.33)%   (0.87)%    1.65%      0.87%*
  Operating expenses including reimbursement/waiver                          1.68%     1.68%     1.60%      1.60%*
  Operating expenses excluding reimbursement/waiver                          2.47%     2.10%     2.30%      2.46%*
Portfolio turnover rate                                                        64%      167%       31%         8%

                                                                                    Forward Hoover Small Cap
                                                                                          Equity Fund
                                                                             Year      Year      Year       Period
                                                                            Ended     Ended     Ended        Ended
                                                                           12/31/01  12/31/00  12/31/99   12/31/98/(a)/
Net Asset Value, Beginning of Period                                      $  14.26   $ 12.19   $ 11.40      $ 10.00
Income/(loss) from Operations:
  Net investment income/(loss)                                               (0.14)    (0.11)    (0.07)        -- +
  Net realized and unrealized gain/(loss) on investments                      0.75      2.29      0.86         1.41
                                                                          --------   -------   -------      -------
     Total from Operations                                                    0.61      2.18      0.79         1.41
                                                                          --------   -------   -------      -------
Less Distributions:
  From net investment income                                                    --        --      -- +         -- +
  In Excess of net investment income                                            --        --      -- +        (0.01)
  From capital gains                                                         (0.09)    (0.11)       --           --
  Tax return of capital                                                       -- +        --        --           --
                                                                          --------   -------   -------      -------
     Total Distributions                                                     (0.09)    (0.11)     -- +        (0.01)
                                                                          --------   -------   -------      -------
Net increase/(decrease) in net asset value                                    0.52      2.07      0.79         1.40
                                                                          --------   -------   -------      -------
Net Asset Value, End of Period                                            $  14.78   $ 14.26   $ 12.19      $ 11.40
                                                                          ========   =======   =======      =======
Total Return                                                                  4.27%    17.88%     7.03%       13.99%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)                                       $115,546   $96,858   $46,748      $31,838
Ratios to average net assets:
  Net investment income/(loss) including reimbursement/ waiver               (1.04)%   (1.06)%   (0.54)%       0.21%*
  Operating expenses including reimbursement/waiver                           1.65%     1.64%     1.45%        1.45%*
  Operating expenses excluding reimbursement/waiver                           1.99%     1.99%     2.00%        3.19%*
Portfolio turnover rate                                                        140%      183%      134%          23%

--------------

 *  Annualized except for total return and portfolio turnover rate.

 +   Amount represents less than $0.01 per share.

(a) The Fund commenced operations on October 1, 1998.

FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout the Period.

                                                              Forward Uniplan Real Estate
                                                                    Investment Fund
                                                               Year     Year      Period
                                                              Ended    Ended      Ended
                                                             12/31/01 12/31/00 12/31/99/(b)/
Net Asset Value, Beginning of Period                         $ 10.91  $  8.79     $10.00
Income from Operations:
 Net investment income/(loss)                                   0.52     0.48       0.41
 Net realized and unrealized gain on investments                0.70     2.04      (1.24)

                                                             -------  -------     ------
   Total from Operations                                        1.22     2.52      (0.83)

                                                             -------  -------     ------
Less Distributions:
 From net investment income                                    (0.44)   (0.36)     (0.38)
 In Excess of net investment income                               --       --         --
 From capital gains                                            (0.18)     -- +        --

 Tax return of capital                                         (0.08)   (0.04)        --

                                                             -------  -------     ------
   Total Distributions                                         (0.70)   (0.40)     (0.38)
                                                             -------  -------     ------
Net increase in net asset value                                 0.52     2.12      (1.21)

                                                             -------  -------     ------
Net Asset Value, End of Period                               $ 11.43  $ 10.91     $ 8.79
                                                             =======  =======     ======
Total Return                                                   11.31%   29.21%     (9.10)%

Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                           $15,085  $13,480     $4,568
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver    4.63%    5.09%      5.64%*
 Operating expenses including reimbursement/waiver              1.80%    1.79%      1.80%*
 Operating expenses excluding reimbursement/waiver              2.41%    2.61%      4.02%*
Portfolio turnover rate                                            7%      18%         0%

--------------
 * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(b) The Fund commenced operations on May 10, 1999.